EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement is made and entered into on ______________, 1999, by Alchemy Holdings, Inc., a Florida corporation (the "Company") and Central Manufacturing, Inc., an Alabama corporation ("Central").

     WHEREAS, as a result of the merger (the "Merger") of Cigarette Boats, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("CBI") into Cigarette Racing Team, Inc., a Florida corporation ("Cigarette") pursuant to an Agreement and Plan of Merger dated ___________, 1999 by and among CBI, Cigarette and the Company (the "Merger Agreement"), Central is the beneficial owner of 1,000,000 shares of Common Stock (as herein defined) of the Company;

     WHEREAS, the parties hereto agreed to execute and deliver this Agreement pursuant to the Exchange Agreement dated ______________, 1999 among the Company, Cigarette and Central (the "Exchange Agreement");

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, the parties agree as follows:

     1.   Certain Definitions.

     (a) As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, $.001 par value, of the Company, as constituted as of the date of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Fair Market Value" shall mean on the date in question (i) the closing sale price if the Common Stock is quoted on the New York or American Stock Exchange or in the Nasdaq National Market; (ii) the most recent bid price if the Common Stock is traded on a regional exchange or in the over-the-counter or other market; or (iii) if the Common Stock is not quoted in any market, as determined in good faith by the board of directors of the Company.

     "Registration Expenses" shall mean the expenses described in Section 6.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses described in Section 6.

     (b) All other capitalized terms used and not defined herein shall have the meanings given them in the Exchange Agreement.

     2.   Required Registration.

     (a) Central may request the Company by written notice to register for sale under the Securities Act all or any shares of Common Stock held by Central at the time of such request.

     (b) Following receipt of any notice under Section 2(a), the Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Common Stock specified in such notice. If such method of disposition shall be an underwritten public offering, Central may designate the managing underwriter of such offering, subject to the approval of the Company (which approval shall not be unreasonably withheld or delayed). The Company shall be obligated to register Common Stock pursuant to this Section 2 on five occasions only, provided, however, that each such obligation shall be deemed satisfied only when a registration statement covering all shares of Common Stock specified in the notice received as aforesaid, for sale in accordance with the method of disposition specified by Central, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, only when all such shares shall have been sold pursuant thereto.

     (c) Without the written consent of Central, the Company or holders of Common Stock who have registration rights under the Existing Rights Agreements ("Registration Right Holders") shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by Central, shares of Common Stock to be sold by the Company or such holders for its or their own accounts, except as and to the extent that (i) in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Common Stock to be sold by Central or (ii) with respect to any such holder, such holder may sell such shares of Common Stock without registration pursuant to Section 4(1) of the Securities Act. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice pursuant to Section 2(a) until 90 days after the completion of the period of distribution of the shares Central has requested be registered without Central's written consent (which shall not be unreasonably withheld).

     3. Incidental Registration. If the Company at any time (other than pursuant to Section 2 or Section 4) proposes to register any of its securities under the Securities Act for sale to the public for its own account (except with respect to registration statements on Forms S-4 or S-8) or the account of any other person, each such time it will give written notice to Central of its intention so to do. Upon the written request of Central, received by the Company within thirty (30) days after the giving of any such notice by the Company, the Company will use its best efforts to cause such shares of Common Stock owned by Central as Central requests to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by Central (in accordance with its written request) of such shares. The Company may include in any registration statement to be filed for its own account, without Central's consent, any securities which are beneficially owned by Registration Rights Holders who have registration rights under the Existing Rights Agreements and which cannot be freely sold without such registration. If any registration pursuant to this
Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Common Stock offered by Central to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion


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


that such inclusion would adversely affect the marketing of the securities (if any) to be sold by the Company therein, provided, however, that such number of shares of Common Stock held by Central shall not without Central's consent be reduced in order to allow any shares to be included in such underwriting for the account of any person other than the Company. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to Central.

     4. Registration on Form S-3. Subject to the limit of two registrations in any 12 month period, if at any time (i) Central requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Common Stock held by it, the reasonably anticipated aggregate price to the public of which would exceed $250,000 and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register, under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Common Stock specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Common Stock, each of the procedures and requirements of Section 2 shall apply to such registration, provided, however, that except as provided above there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4.

     5. Registration Procedures. If and whenever the Company is required by the provisions of Section 2, 3 or 4 to use its best efforts to effect the registration of any shares of Common Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such registration statement in accordance with Central's intended method of disposition set forth in such registration statement for such period;

          (c) permit Central to participate in good faith in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of Central and its counsel should be included;

          (d) furnish to Central and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Common Stock covered by such registration statement;

          (e) use its best efforts to register or qualify the Common Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as Central or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided,



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


     however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (f) use its best efforts to list the Common Stock covered by such registration statement with any securities exchange or over-the-counter or stock market on which the Common Stock of the Company is then listed;

          (g) immediately notify Central and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact or required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to Central a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (h) if the offering is underwritten, use its best efforts to furnish on the date that Common Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to Central, to such effect as reasonably may be requested by counsel for the underwriters or by Central or its counsel, and
     (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to Central, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter ) with respect to such registration as such underwriters reasonably may request;

          (i) make available for inspection by Central, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Central or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by Central, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) cooperate with Central and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Common Stock to be sold, such certificates to be in such denominations and registered in such names as Central or the managing underwriters may request at least two business days prior to any sale of Common Stock;

          (k) notify Central after it shall receive notice of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;


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


          (l) notify Central of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (m) prepare and file with the Commission, promptly upon the request of Central, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel elected by Central, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of shares of Common Stock for the account of Central; and

          (n) advise Central after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order shall be issued.

     For purposes of this Agreement, the period of distribution of Common Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Common Stock in any other registration shall be deemed to extend until the earlier of the sale of all Common Stock covered thereby and 120 days after the effective date thereof.

     In connection with each registration hereunder, Central will furnish to the Company in writing such information requested by the Company with respect to itself and the proposed distribution by it as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration pursuant to Section 2, 3, or 4 covering an underwritten public offering, the Company and Central agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 and 4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained and fees and disbursements of one counsel for Central, but excluding any Selling Expenses, are called "Registration Expenses." "Selling Expenses" shall include all underwriting discounts and commissions applicable to the sale of Common Stock by Central.

     The Company will pay all Registration Expenses in connection with each registration statement under Section 2, 3, or 4. All Selling Expenses in connection with each registration statement under Section 2, 3 or 4 shall be borne by Central.

     7. Indemnification.

     (a) In the event of a registration of any of the Common Stock under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless Central, its officers and directors, each underwriter of such Common Stock thereunder and each other person, if any, who controls Central or such underwriter within the meaning of the Securities Act, against any losses, claims,



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


damages or liabilities, joint or several, to which Central, or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Stock was registered under the Securities Act pursuant to Section 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Common Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action required of the Company in connection with such registration, or (iv) any failure to register or qualify the Common Stock in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chose by the Company being attributed to the Company ) will undertake such registration or qualification on Central's behalf and will reimburse Central, and such officer and director, each such underwriter and each such controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Central, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (b) In the event of a registration of any of the Common Stock under the Securities Act pursuant to Sections 2, 3 or 4, Central will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities ( or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Common Stock was registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any amendment or supplement thereof, or any Blue Sky Application and will reimburse the Company and each such officer, director, underwriter and controlling person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, further, however, that Central will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Central and furnished in writing to the Company by Central specifically for use in such registration statement or prospectus, and provided, however, that the liability of Central shall not exceed the proceeds received by it from the sale of Common Stock covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made


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


against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) The indemnities provided in this Section 7 shall survived the transfer of any Common Stock by Central.

     8. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     9.   Rule 144 Reporting. The Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to Central forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as Central may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Common Stock without registration.

     10. Other Registration Rights. Except for the registration rights granted hereunder and registration rights instrumental to an equity or other financing undertaken by the Company, the Company will not grant to any person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without Central's written consent. Except for registrations pursuant to registration rights granted under



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


the Existing Rights Agreements, hereunder, or with Central's consent to other persons pursuant to this paragraph 10, or registrations of securities by the Company, the Company will not register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for any securities, without Central's written consent (which will not be unreasonably withheld).

     11. Representations and Warranties of the Company. The Company represents and warrant to you as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     (c) Other than the Existing Rights Agreements, there are no contracts, agreements or understandings between the Company and any person granting such person the right to request or require the Company to include any securities of the Company in any registration statement under the Securities Act or granting such person the right to request or require the Company to register any securities of the Company pursuant to any registration statement under the Securities Act.

     12. Issuances of Securities by the Company. Each time during the term of this Agreement that the Company intends to issue or sell any securities (either equity or debt) of any class for cash in a private or public offering, the Company will notify Central in writing of such and thereby offer to purchase (the "Offer") from Central up to such number of shares of Common Stock then owned by Central as equals the amount of such cash divided by the Fair Market Value of the Common Stock on the date of such notice (the "Sale Price"). If Central wishes to accept the Offer in whole or in part, it shall provide written notice to the Company accepting the Offer (the "Acceptance") and stating the number of shares of Common Stock it thereby agrees to sell to the Company at the Sale Price. If Central sends the Acceptance within 30 days of the Offer, the Acceptance will be deemed to constitute a valid and binding agreement of the Company and Central, and the closing of the sale of shares of Common Stock indicated in the Acceptance will be held no later than the 5th business day following receipt of the Acceptance by the Company, the exact time, date and place of closing to be agreed upon by the parties. If Central does not send the Acceptance within 30 days of the Offer, then the Company will no longer have any obligation to apply the proceeds of that particular issuance of securities to the purchase of shares of Common Stock from Central.

     13. Miscellaneous.

     (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties (including without limitation transferees of Central's Common Stock), whether so expressed or not, provided, however, that registration rights conferred herein on Central shall only inure to the benefit of a transferee of Central's Common Stock if (i) there is transferred to such transferee at least five


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


percent (5%) of the total shares of Common Stock originally issued pursuant to the Exchange Agreement, or (ii) such transferee is a partner, member, shareholder or affiliate of Central.

     (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

          (i) if to the Company or Central, at the address of such party set forth in the Exchange Agreement;

          (ii) if to any subsequent holder of Common Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing in accordance with the provisions of this paragraph.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and Central.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) The obligation of the Company to register shares of Common Stock under Sections 2, 3 or 4 shall terminate on ______________, 2015.

     (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

     (h) Central will be entitled to enforce its rights hereunder specifically, recover damages caused by reason of any breach of this Agreement and exercise all other rights granted by law.

     14. Lockup Release. Neither Alchemy nor Cigarette shall release any person or entity that is a shareholder and affiliate of Alchemy from the lockup restrictions provided under Section 2.1(d) of the Merger Agreement without first notifying Central of such release and simultaneously releasing Central on the same terms and conditions and with respect to a number of shares equal in the aggregate to all shares so released; provided, however, that if Alchemy or Cigarette releases Masada I, L.P. ("Masada") from such lockup restrictions, it shall notify Central promptly of such release but will not be obligated to release Central from such restrictions merely because it has released Masada.


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     INWITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                     ALCHEMY HOLDINGS, INC.


                                                     By:________________________
                                                     Its:_______________________

                                                     CENTRAL MANUFACTURING, INC.

                                                     By:________________________
                                                     Its:_______________________








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